Execution Copy

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                         ANCHOR ADVANCED PRODUCTS, INC.



                    ----------------------------------------

                                  $100,000,000
                            11 3/4% Senior Notes 2004

                    ----------------------------------------



                               -------------------

                               PURCHASE AGREEMENT

                           DATED AS OF MARCH 26, 1997

                               -------------------



                          Donaldson, Lufkin & Jenrette
                             Securities Corporation



                        CIBC Wood Gundy Securities Corp.



                        NationsBanc Capital Markets, Inc.


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


                         ANCHOR ADVANCED PRODUCTS, INC.
                        $100,000,000 Principal Amount of
                          11 3/4% Senior Notes due 2004

                               PURCHASE AGREEMENT
                               ------------------



                                                                 March 26, 1997



DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES CORP.
NATIONSBANC CAPITAL MARKETS, INC.
c/o Donaldson, Lufkin & Jenrette
       Securities Corporation
       277 Park Avenue
       New York, New York  10172


Ladies and Gentlemen:

         Anchor Advanced Products, Inc., a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of $100,000,000 in principal amount of 11 3/4% Senior Notes due 2004 (the "Senior Notes") of the Company, to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), CIBC Wood Gundy Securities Corp. ("CIBC") and NationsBanc Capital Markets, Inc. ("NationsBanc" and, together with DLJ and CIBC, the "Initial Purchasers") to be issued pursuant to an indenture (the "Indenture") between the Company and Fleet National Bank, as trustee (the "Trustee"). The payment of principal of, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Senior Notes and the Company's new 3/4% Senior Notes due 2004 to be issued in exchange for the Senior Notes in accordance with the provisions of the Registration Rights Agreement referred to below (the "New Senior Notes" and, together with the Senior Notes, the "Notes") will be unconditionally guaranteed on a senior basis by (i) Anchor Holdings, Inc., ("Holdings") the direct parent of the Company, and
(ii) any subsidiary of the Company formed or acquired after the Closing Date (as defined below) that executes an additional guarantee in accordance with the provisions of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the "Guarantees"). The Notes and the Guarantees are hereinafter collectively referred to as the "Securities." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

         1. ISSUANCE OF SECURITIES. The Senior Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company has prepared a preliminary offering memorandum, dated March 5, 1997 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated March
 , 1997 (the "Offering Memorandum" and, together with the Preliminary Offering Memorandum, the "Offering Documents"), relating to the Company and the Senior Notes.

         Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."


         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, (i) the Company agrees to issue and sell the Senior Notes to the Initial Purchasers, and (ii) each Initial Purchaser agrees, severally and not jointly, to purchase Senior Notes from the Company in the principal amount set forth opposite the name of such Initial Purchaser in Schedule I at a price of 97.0% of the principal amount of the Senior Notes (the "Purchase Price").


         3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the Senior Notes purchased by the Initial Purchasers hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) and (7) under the Act, that make certain representations and agreements to the Company (each, an "Accredited Institution") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the Senior Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), in substantially the form of Exhibit A hereto, for so long as such Senior Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to (A) the New Senior Notes to be offered in exchange for the Senior Notes, (such offer to exchange being referred to as the "Registered Exchange Offer") and/or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Senior Notes, and to use their best efforts to cause such Registration Statements to be declared effective. This Agreement, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

         4. DELIVERY AND PAYMENT. Delivery to the Initial Purchasers by the Company of, and payment by the Initial Purchasers for, the Senior Notes shall be made at 10:00 A.M., New York City time, on March , 1997 (the "Closing Date") at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022 or such other time or place as the Initial Purchasers and the Company shall designate.

         One or more Senior Notes in definitive form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), or such other names as the Initial Purchasers may request upon at least one business day's notice to the Company, having an aggregate principal amount corresponding to the aggregate principal amount of Senior Notes sold pursuant to Exempt Resales to QIBs and to Accredited Institutions (the "Master Note"), shall be delivered by the Company to the Initial Purchasers, against payment by the Initial Purchasers of the purchase price thereof by wire transfer of same day funds to the order of the Company or as the Company may direct. The Master Note in definitive form shall be made available to the Initial Purchasers for inspection not later than 9:30 A.M. on the business day immediately preceding the Closing Date.


         5. AGREEMENTS OF THE COMPANY. The Company agrees with the Initial
Purchasers:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing,
         (i) of receipt of any notification with respect to the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Senior Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(f), or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and (ii) of the happening of any event that makes any statement of a material fact made in the Offering Documents (or any amendment or supplement thereto) untrue or that requires the making of any additions to or changes in the Offering Documents (or any amendment or supplement thereto) in order to make the statements therein, in the light of the circumstances in which they are made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Senior Notes under any state securities or Blue Sky laws, and, if at any time any state securities commission or other regulatory authority shall issue any stop order or order suspending the qualification or exemption from qualification of any of the Senior Notes under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) Subject to paragraph (e) below, to furnish to the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) Not to amend or supplement the Offering Memorandum, whether before or after the Closing Date, unless (i) the Initial Purchasers have been previously advised thereof, and (ii) the Initial Purchasers have not reasonably objected thereto; and to prepare, promptly upon the Initial Purchasers' request, any amendment or supplement to the Offering Memorandum that the Initial Purchasers deem necessary or advisable in connection with Exempt Resales.

                  (d) Subject to paragraph (e) below, if, after the date hereof and prior to the completion of Exempt Resales of the Senior Notes by the Initial Purchasers, any event shall occur as a result of which it becomes necessary to amend or supplement the Offering Memorandum to comply with any law or to make the statements therein, in the light of the circumstances at the time that the Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, to promptly (i) prepare an appropriate amendment or supplement to the Offering Memorandum so that the statements in the Offering Memorandum, as so amended or supplemented, will comply with all applicable laws and will not, in the light of the circumstances at the time it is so delivered, be misleading, and (ii) furnish each Initial Purchaser with such number of copies of the Offering Memorandum, as amended or supplemented, as such Initial Purchaser may reasonably request.

                  (e) Prior to the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Act) are required to deliver an Offering Memorandum in connection with sales of, or market-making activities with respect to, the Senior Notes, (A) to periodically amend or supplement the Offering Memorandum so that the information contained in the Offering Memorandum complies with the requirements of Rule 144A of the Act, (B) to amend or supplement the Offering Memorandum when necessary to reflect any material changes in the information provided therein so that the Offering Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the Offering Memorandum is so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each such amended or supplemented Offering Memorandum, as the Initial Purchasers may reasonably request.

                  Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Notes are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, (A) to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10(a) of the Act, (B) to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and (C) to provide the Initial Purchasers with copies of each amendment or supplement filed and such other documents as the Initial Purchasers may reasonably request.

                  The Company hereby expressly acknowledges that the indemnification and contribution provisions of Section 8 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 5(e).

                  (f) To (i) cooperate with the Initial Purchasers and counsel for the Initial Purchasers in connection with the qualification of the Senior Notes for offer and sale by the Initial Purchasers under the state securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request, (ii) continue such qualification in effect so long as required for Exempt Resales of the Senior Notes and (iii) file such consents to service of process or other documents as may be necessary in order to effect such qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, or take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                  (g) So long as any of the Notes are outstanding and the Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file reports pursuant to Section 13 or 15(d) of the Exchange Act, and, during the period of two years following the date of this Agreement, to deliver to the Initial Purchasers, promptly upon their becoming available, (i) copies of all current, regular and periodic reports filed by the Company with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) copies of each report or other publicly available information of the Company mailed to the holders of Notes and such other publicly available information concerning the Company and its subsidiaries as the Initial Purchasers may request.

                  (h) To use the net proceeds from the sale of the Senior Notes in the manner specified in the Offering Memorandum (and any amendments or supplements thereto) under the caption "Use of Proceeds."

                  (i) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of the Notes.

                  (j) Except as otherwise agreed to by the parties hereto, to pay all costs, expenses, fees and taxes incident to,

                           (1) the preparation, printing, filing and
                  distribution under the Act of the Offering Documents (including financial statements and exhibits) and all amendments and supplements to any of them,

                           (2) the printing and delivery of the Operative
                  Documents, the Senior Notes, the preliminary and supplemental Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales (including in each case any disbursements of counsel to the Initial Purchasers relating to such printing and delivery),

                           (3) the issuance and delivery by the Company of the
                  Senior Notes,

                           (4) the registration or qualification of the Senior
                  Notes for offer and sale under the securities or Blue Sky laws of the several states (including in each case the reasonable fees and disbursements of counsel to the Initial Purchasers relating to such registration or qualification and memoranda relating thereto),

                           (5) furnishing such copies of the Preliminary
                  Offering Memorandum and the Offering Memorandum and all amendments and supplements thereto as may be requested for use in connection with the Exempt Resales,

                           (6) the rating of the Senior Notes by rating
                  agencies, if any,

                           (7) the reasonable fees, disbursements and expenses
                  of the Company's and Guarantors' counsel and accountants,

                           (8) all expenses and listing fees in connection with
                  the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("Portal"),

                           (9) all fees and expenses (including reasonable fees
                  and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by DTC for "book-entry" transfer, and

                           (10) the performance by the Company of its other
                  obligations under this Agreement.

                  (k) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than a default by the Initial Purchasers) or if for any reason the Company shall be unable or unwilling to perform their obligations hereunder, the Company shall, except as otherwise agreed by the parties hereto, reimburse the Initial Purchasers for the fees and expenses to be paid or reimbursed pursuant to Section 5(j) above, and reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Initial Purchasers) reasonably incurred by the Initial Purchasers in connection with the transactions contemplated by this Agreement.

                  (l) Prior to the Closing Date, to furnish to the Initial Purchasers, as soon as they have been prepared by the Company, a copy of any consolidated financial statements of the Company or Holdings for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

                  (m) Not to distribute prior to the Closing Date any offering material in connection with the offering and sale of the Senior Notes other than the Offering Memorandum.

                  (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of Senior Notes.

                  (o) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any Eligible Purchaser or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such Eligible Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (p) To comply with their agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Senior Notes by DTC for "book-entry" transfer.

                  (q) To cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the New Senior Notes to be offered in exchange for the Senior Notes and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                  (r) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL.

                  (s) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Senior Notes.


         6. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantors (as applicable) represents and warrants to each Initial Purchaser that:

                  (a) The Offering Documents have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its date does not, and the Offering Memorandum as of its date does not and as of the Closing Date will not, and any amendment or supplement thereto will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements or omissions in the Offering Documents (or any amendment or supplement thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the any of the Offering Documents, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, have been issued.

                  (b) The Company (i) is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, (ii) has full corporate power and authority to carry on its respective business as it is currently being conducted and to own, lease and operate its respective properties, and (iii) is duly qualified and in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, business, property, prospects, net worth or results of operations of the Company (a "Material Adverse Effect").

                  (c) Holdings (i) is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation, (ii) has full corporate power and authority to carry on its respective business as it is currently being conducted and to own, lease and operate its respective properties, and (iii) is duly qualified and in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                  (d) All of the outstanding capital stock of the Company and Holdings has been duly authorized and validly issued, is fully paid and nonassessable, is not subject to preemptive or similar rights and, except as described in the Offering Memorandum, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or Holdings.

                  (e) Each of the Company and Holdings has all necessary corporate power and authority to enter into and perform its respective obligations under the Operative Documents, the Company has the necessary corporate power and authority to issue, sell and deliver the Senior Notes to the Initial Purchasers and Holdings has the necessary corporate power and authority to issue the Guarantees. At December 31, 1996, on a consolidated basis, after giving pro forma effect to the issuance and sale of the Senior Notes pursuant thereto, Holdings would have an authorized and outstanding consolidated capitalization as set forth in the Offering Memorandum under the caption "Capitalization."

                  (f) The Company is not (i) in violation of its charter or bylaws, (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company, to which the Company is a party or by which it or its property is bound, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company or any of its assets or properties (whether owned or leased), other than violations or defaults that would not reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults that could not reasonably be expected to have a Material Adverse Effect.

                  (g) Holdings is not (i) in violation of its charter or bylaws,
         (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of Holdings, to which Holdings is a party or by which it or its property is bound, or (iii) in violation of any local, state or federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to Holdings or any of its assets or properties (whether owned or leased), other than violations that would not reasonably be expected to have a Material Adverse Effect. To the best knowledge of Holdings, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for such defaults that could not reasonably be expected to have a Material Adverse Effect.

                  (h) None of (i) the execution, delivery or performance by the Company or Holdings of this Agreement and the other Operative Documents, (ii) the issuance and sale of the Notes by the Company or the issuance of the Guarantees by Holdings and (iii) the consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or Holdings, as the case may be, or an acceleration of indebtedness pursuant to, (1) the charter or bylaws of the Company or Holdings, as the case may be, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or Holdings, as the case may be, is a party or by which it or its property is bound, or (3) any law or administrative regulation applicable to the Company or Holdings, as the case may be, or any of its assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or Holdings, as the case may be, was or is now a party or to which it or its properties may be subject. No consent, approval, authorization or order of, or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) that has not been made or obtained is required for the execution, delivery and performance of the Operative Documents and the valid issuance and sale of the Securities. No consents or waivers from any person are required to consummate the transactions contemplated by the Operative Documents or the Offering Documents, other than such consents and waivers as have been or will be obtained prior to the Closing Date or, in the case of the Registration Rights Agreement and the transactions contemplated thereby, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations.

                  (i) This Agreement has been duly authorized and validly executed by each of the Company and Holdings and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of each of the Company and Holdings, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of this Agreement.

                  (j) Each of the Company and Holdings has duly authorized the Indenture, and when each of the Company and Holdings has duly executed and delivered it (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be a legally valid and binding obligation of each of the Company and the Guarantor, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and
         (ii) limited by general principles of equity

         (whether considered in a proceeding at law or in equity). The Offering Memorandum contains an accurate summary, in all material respects, of the terms of the Indenture.

                  (k) The Company has duly authorized the Senior Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Senior Notes will conform to the description thereof in the Offering Memorandum, and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (l) Holdings has duly authorized the Guarantees and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Guarantees will conform to the description thereof in the Offering Memorandum, and will be the legally valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (m) The Company has duly authorized the New Senior Notes and, when issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the New Senior Notes will conform to the description thereof in the applicable Registration Statement, and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                  (n) The Registration Rights Agreement has been duly authorized and validly executed by each of the Company and Holdings and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of each of the Company and Holdings, enforceable against it in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution. The Offering Memorandum contains an accurate summary, in all material respects, of the terms of Registration Rights Agreement.

                  (o) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, threatened, or, to the knowledge of the Company, contemplated to which the Company or Holdings is or may be a party or to which the business or property of the Company or Holdings is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the best knowledge of the Company, proposed by any governmental body or
         (iii)
         no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which the Company or Holdings is or may be subject that, in the case of clauses (i), (ii) and (iii) above, (1) is required to be disclosed in the Offering Memorandum and that is not so disclosed, (2) might have a Material Adverse Effect or (3) would interfere with or adversely affect the issuance of the Senior Notes or the Guarantees.

                  (p) Except as disclosed in the Offering Memorandum, no holder of any security of the Company or Holdings has any right or, by reason of the execution by the Company and Holdings of this Agreement or any other Operative Document or the consummation of the transactions contemplated hereby or and thereby, have the right to require registration of any security of the Company or Holdings.

                  (q) The Company is not involved in any material labor dispute nor, to the knowledge of the Company, is any material dispute threatened which, if such dispute were to occur, could have a Material Adverse Effect.

                  (r) The Company has not violated any safety or similar law applicable to its business, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect.

                  (s) Except as set forth in the Offering Memorandum, the Company is in compliance with all applicable existing federal, state, local and foreign laws and regulations (collectively, "Environmental Laws") relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below), except for such instances of noncompliance that, either singly or in the aggregate, could not have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. Except as set forth in the Offering Memorandum, there is no alleged liability, or, to the best knowledge and information of the Company, potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its subsidiaries arising out of, based on, or resulting from (1) the presence or release into the environment of any Hazardous Material at any location currently or previously owned by the Company or any of its subsidiaries or at any location currently or previously used or leased by the Company or any of its subsidiaries, or (2) any violation or alleged violation of any Environmental Law, except in each case with respect to clause (1) and (2), alleged or potential liabilities that, singly or in the aggregate, could not have a Material Adverse Effect.

                  (t) The Company owns or possesses the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by it or which are proposed to be employed by it in connection with the businesses now operated by it or which are proposed to be operated by it, except where the failure to own or possess such Intellectual Property could not, either singly or in the aggregate, have a Material Adverse Effect, and the Company has not received any notice that its use of any Intellectual Property allegedly infringes upon, or conflicts with, rights asserted by others, except for such instances that, singly or in the aggregate, could not have a Material Adverse Effect if an unfavorable decision, judgment, ruling or finding is rendered against the Company.

                  (u) Except as set forth in the Offering Memorandum, all tax returns required to be filed by the Company in any jurisdiction have been filed, and all material taxes (including, but not limited to, withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from any taxing authority) have been paid other than those (i) being contested in good faith and for which adequate reserves have been provided, or (ii) currently payable without penalty or interest.

                  (v) Except as set forth in the Offering Memorandum or that, singly or in the aggregate, could not have a Material Adverse Effect,
         (i) the Company has (1) such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business as presently conducted, and (2) fulfilled and performed all of its material obligations with respect to the Permits, and (ii) no event has occurred that could allow, or after notice or lapse of time could allow, revocation or termination of any Permit or that could result in any other material impairment of the rights granted to the Company under any Permit, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

                  (w) Except as set forth in the Offering Memorandum or that, singly or in the aggregate, could not have a Material Adverse Effect,
         (i) the Company has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Offering Memorandum as being owned by it, (ii) each lease to which the Company is a party is valid and binding and no default has occurred or is continuing thereunder and (iii) the Company enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee.

                  (x) The Company maintains adequate insurance for its businesses and the value of its respective properties (including, without limitation, public liability insurance, third party property damage insurance and replacement value insurance), and all such insurance is outstanding and in force as of the date hereof.

                  (y) The financial statements, together with related notes forming part of the Offering Documents (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of Holdings on the basis stated in the Offering Documents at the respective dates or for the respective periods to which they apply, and such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and the other financial and statistical information and data set forth in the Offering Documents (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of Holdings. The pro forma financial data are, in all material respects, accurately presented and prepared in good faith on the basis of the assumptions described therein, and such assumptions are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                  (z) Each of the Company and Holdings maintains a system of internal accounting controls sufficient to provide assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (aa) Subsequent to the dates for which information is given in the Offering Documents and up to the Closing Date, unless set forth in the Offering Memorandum or the Company has notified the Initial
         Purchasers: (i) neither the Company nor Holdings has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company or Holdings, nor entered into any material transactions not in the ordinary course of business; (ii) there has not been any decrease in the Company's or Holdings' capital stock or any increase in long-term indebtedness to meet working capital requirements or any material increase in short-term indebtedness of the Company or Holdings or any payment of or declaration to pay any dividends or any other distribution with respect to the Company's or Holdings' capital stock; and (iii) there has not been any event or series of events that would have a Material Adverse Effect.

                  (ab) Prior to and after the issuance of the Senior Notes, (i) the present fair salable value of the assets of the Company exceeded and will exceed the amount that will be required to be paid on, or in respect of, the debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured, (ii) the assets of the Company do not constitute and will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, and (iii) the Company does not intend to, or believe that it will, incur debts or other liabilities beyond its ability to pay such debts and liabilities as they mature. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount than can reasonably be expected to become an actual or matured liability.

                  (ac) Neither the Company nor any agent thereof acting on its behalf, has taken or will take any action that might cause this Agreement or the issuance or sale of the Senior Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date.

                  (ad) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (ae) Coopers & Lybrand L.L.P. is an independent public accountant with respect to the Company and Holdings as required by the Act.

                  (af) When the Senior Notes are issued and delivered pursuant to this Agreement, such Senior Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (ag) Assuming (i) that the representations and warranties of the Initial Purchasers in Section 7 hereof are true, (ii) that the representations of the Accredited Institutions set forth in the certificates of such Accredited Institutions in the form set forth in Annex A to the Offering Memorandum are true, (iii) compliance by the Initial Purchasers with their covenants set forth in Section 7 hereof,
         (iv) that none of the Eligible Purchasers is an affiliate of the Company and (v) that each of the Eligible Purchasers is a QIB or an Accredited Institution, the purchase and resale of the Senior Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising was used by the Company or any of their representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Senior Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (ah) The execution and delivery of this Agreement, the other Operative Documents and the sale of the Securities to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any employee benefit plan of the Company. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Documents under the Section entitled "Notice to Investors."

                  (ai) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (aj) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         7. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF THE INITIAL PURCHASERS.

                  (a) Each Initial Purchaser, severally and not jointly, represents and warrants to the Company as follows:

                           (1) Each Initial Purchaser represents and warrants
                  with respect to itself that such Initial Purchaser is either a QIB or an Accredited Institution, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

                           (2) Such Initial Purchaser (i) is not acquiring the
                  Senior Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction, (ii) will be reoffering and reselling the Senior Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to a limited number of Accredited Institutions that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum and (iii) has not solicited and, unless and until the Senior Notes are registered under the Act, will not solicit any offer to buy or offer to sell the Senior Notes by means of any form of general solicitation or general advertising (as such terms are defined in Regulation D under the Act) or in any manner involving a public offering within the meaning of the Act.

                           (3) Each Initial Purchaser also understands that the
                  Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 9(d) and (e) hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Initial Purchasers hereby consent to such reliance.

                  (b) The Initial Purchasers agree that, in connection with the Exempt Resales, the Initial Purchasers will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, the Eligible Purchasers. The Initial Purchasers further agree that they will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from, persons who in purchasing such Senior Notes will be deemed to have represented and agreed (1) if such Eligible Purchaser is a QIB, that they are purchasing the Senior Notes for their own account or an account with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) that such Senior Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred, only (A)
         (I) inside the United States to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144 under the Act, (III) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (B) to the Company or (C) pursuant to an effective registration statement under the Act, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, and (3) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (2) above.


         8. INDEMNIFICATION.

                  (a) Each of the Company and Holdings jointly and severally agrees to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Initial Purchaser furnished in writing to the Company by any Initial Purchaser expressly for use therein; provided, however, that the indemnification contained in this paragraph (a) with respect to the Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser (or to the benefit of any person controlling such Initial Purchaser) on account of any such loss, claim, damage, liability or judgment (i) arising from the sale of the Senior Notes by such Initial Purchaser to any person if a copy of an Offering Document shall not have been delivered or sent to such person, at or prior to the written confirmation of such sale, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in an Offering Document was corrected in a subsequent Offering Document, provided that the Company has delivered such subsequent Offering Document to the Initial Purchasers in requisite quantity on a timely basis to permit such delivery or sending or (ii) resulting from the use by such Initial Purchaser of any offering memorandum, registration statement or prospectus, or any amendment or supplement thereto, referred to in Section 5(e) hereof when, under Section 11 hereof, such Initial Purchaser was not permitted to do so; provided further, however, that the foregoing exceptions in clauses (i) and (ii) shall not affect the indemnity with respect to any other Initial Purchaser not otherwise subject to such exceptions.

                  (b) In case any action shall be brought against any Initial Purchaser or any person controlling such Initial Purchaser, based upon any Offering Document or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company and the Guarantor, such Initial Purchaser shall promptly notify the Company and the Guarantor in writing and the Company and the Guarantor shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Initial Purchaser or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Initial Purchaser or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company,
         (ii) the Company has failed to assume the defense and employ counsel or
         (iii) the named parties to any such action (including any impleaded parties) include both such Initial Purchaser or such controlling person and the Company, and such Initial Purchaser or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Initial Purchaser or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Initial Purchasers and controlling persons, which firm shall be designated in writing by DLJ, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company but if settled with the Company's written consent, the Company agrees to indemnify and hold harmless any Initial Purchaser and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (c) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, their respective directors and officers, and any person controlling them within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively the "Company Indemnified Parties"), to the same extent as the foregoing indemnity from the Company to each Initial Purchaser but only with reference to information relating to such Initial Purchaser furnished in writing by such Initial Purchaser expressly for use in the Offering Documents. In case any action shall be brought against any Company Indemnified Party in respect of which indemnity may be sought against an Initial Purchaser, such Initial Purchaser shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Initial Purchaser shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Initial Purchaser), and the Company Indemnified Parties shall have the rights and duties given to such Initial Purchaser by Section 8(b) hereof.

                  (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Senior Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Initial Purchasers in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. Except in the case of any indemnity arising under the last paragraph of Section 5(e) hereof, the relative benefits received by the Company and the Initial Purchasers shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers, bear to the total price to investors of the Senior Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The losses, claims, damages, liabilities or judgments of an indemnified party referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the discounts and commissions received by it exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of Senior Notes purchased by each of the Initial Purchasers hereunder and not joint.


         9. CONDITIONS OF THE INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers to purchase the Senior Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and Holdings contained in this Agreement shall be true and correct on the date hereof and on the Closing Date, with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and Holdings shall have performed or complied with all of the agreements and satisfied all conditions to be performed, complied with or satisfied by it on or prior to the Closing Date.

                  (b) (1) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 9:00 A.M., New York City time, on March 28, 1997, or at such later date and time as the Initial Purchasers may approve in writing;

                           (2) no statute, rule, regulation or order shall have
                  been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Senior Notes;

                           (3) no injunction, restraining order or order of any
                  nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date or, to the best knowledge of the Company, threatened against, the Company which would prevent the issuance of the Senior Notes; and

                           (4) at the Closing Date, no stop order preventing the
                  use of the Offering Documents, or any amendment or supplement thereto, or suspending the qualification or exemption from qualification of the Senior Notes for sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(f) hereof shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or, to the knowledge of the Company, be contemplated.

                  (c) (1) Since the date of the latest balance sheet included in the Offering Documents, there shall not have been any event that had a Material Adverse Effect, or any development involving a prospective change that could have a Material Adverse Effect, whether or not arising in the ordinary course of business;

                           (2) since the date of the latest balance sheet
                  included in the Offering Documents, there has not been any change, or any development involving a prospective change, in the capital stock or in the long-term debt of the Company or Holdings from that set forth in the Offering Documents;

                           (3) the Company and Holdings shall have no material
                  liability or obligation, direct or contingent, other than those reflected in the Offering Memorandum;

                           (4) on the Closing Date, the Initial Purchasers shall
                  have received certificates dated the Closing Date, signed on behalf of the Company by a Vice President of the Company, confirming all matters set forth in Sections 9(a) and (b) hereof with respect to the Company.

                           (5) on the Closing Date, the Initial Purchasers shall
                  have received certificates dated the Closing Date, signed on behalf of Holdings by a Vice President of Holdings, confirming all matters set forth in Sections 9(a) and (b) hereof with respect to Holdings;

                  (d) The Initial Purchasers shall have received on the Closing Date an opinion (satisfactory to the Initial Purchasers and counsel to the Initial Purchasers) dated the Closing Date, of Hutchins, Wheeler & Dittmar, counsel for the Company and Holdings, with customary exceptions and assumptions, to the effect that:

                           (1) Each of the Company and Holdings (A) is a
                  corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,
                  (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and (C) to the best of such counsel's knowledge, is duly qualified and is in good standing as a foreign corporation registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                           (2) All of the outstanding capital stock of the
                  Company has been duly authorized and validly issued and is fully paid and nonassessable, is not subject to preemptive or similar rights by virtue of the Company's certificate of incorporation, bylaws or any agreement known to us to which the Company is a party and except as described in the Offering Memorandum, is free and clear of any security interest, claim, lien or encumbrance;

                           (3) Except as disclosed in the Offering Memorandum,
                  there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock in the Company or Holdings granted by the Company or Holdings, respectively;

                           (4) The Company has all necessary corporate power and
                  authority to enter into and perform its obligations under the Operative Documents and to issue, sell and deliver the Senior Notes to the Initial Purchasers to be sold by the Initial Purchasers pursuant hereto;

                           (5) Holdings has all necessary corporate power and
                  authority to enter into and perform its obligations under the Operative Documents and to issue and deliver the Guarantees to the Initial Purchasers;

                           (6) The Company is not in violation of its charter or
                  bylaws, and, to the best knowledge of such counsel, the Company is not in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company, to which the Company is a party or by which it or its property is bound;

                           (7) Holdings is not in violation of its charter or
                  bylaws, and, to the best knowledge of such counsel, Holdings is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of Holdings, to which Holdings is a party or by which it or its property is bound;

                           (8) None of (i) the execution, delivery or
                  performance by the Company and Holdings of this Agreement and the other Operative Documents, (ii) the issuance and sale of the Notes by the Company and the issuance of the Guarantees by Holdings and (iii) the consummation by the Company of the transactions described in the Offering Memorandum under the caption "Use of Proceeds," will conflict with or constitute a breach of any of the terms or provisions of, or a default under, or result in the imposition of a lien or encumbrance on any properties of the Company or Holdings, as the case may be, or an acceleration of indebtedness pursuant to, (1) the charter or bylaws of the Company or Holdings, as the case may be, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument known to such counsel to which the Company or Holdings, as the case may be, is a party or by which the Company or Holdings, as the case may be, or their respective properties are bound, or (3) to the best of such counsel's knowledge, any law or administrative regulation applicable to the Company or Holdings, as the case may be, or their respective assets or properties, or any judgment, order or decree of any court or governmental agency or authority entered in any proceeding to which the Company or Holdings, as the case may be, was or is now a party or to which the Company or Holdings, as the case may be, or their respective properties may be subject and which is known to such counsel;

                           (9) No consent, approval, authorization or order of,
                  or filing or registration with, any regulatory body, administrative agency, or other governmental agency (except as securities or Blue Sky laws of the various states may require) which has not been made or obtained is required for the execution, delivery and performance of the Operative Documents and the valid issuance and sale of the Securities;

                           (10) To the best of such counsel's knowledge, no
                  consents or waivers from any person are required to consummate the transactions contemplated by the Operative Documents, the Preliminary Offering Memorandum or the Offering Memorandum, other than such consents and waivers as have been or will be obtained prior to the Closing Date or, in the case of the Registration Rights Agreement and the transactions contemplated thereby, will be obtained and made under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations.

                           (11) This Agreement has been duly authorized and
                  validly executed by each of the Company and Holdings and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of the Company and Holdings, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and
                  (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

                           (12) Each of the Company and Holdings has duly
                  authorized the Indenture and when each of the Company and Holdings has duly executed and delivered it (assuming due authorization, execution and delivery thereof by the Trustee), the Indenture will be a legally valid and binding obligation of each of the Company and Holdings, enforceable against each of them in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (13) The Company has duly authorized the Senior Notes
                  and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms hereof, the Senior Notes will conform to the description thereof in the Offering Memorandum, and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (14) Holdings has duly authorized the Guarantees and,
                  when issued and authenticated in accordance with the terms of the Indenture and delivered to the Initial Purchasers in accordance with the terms hereof, the Guarantees will conform to the description thereof in the Offering Memorandum, and will be the legally valid and binding obligations of Holdings, enforceable against Holdings in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (15) The Company has duly authorized the New Senior
                  Notes and, when issued and authenticated in accordance with the terms of the Registered Exchange Offer and the Indenture, the New Senior Notes will conform to the description thereof in the Offering Memorandum, and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally and (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity).

                           (16) The Registration Rights Agreement has been duly
                  authorized and validly executed by each of the Company and Holdings and (assuming the due execution and delivery thereof by the Initial Purchasers) is a legally valid and binding obligation of each of the Company and Holdings, enforceable against if in accordance with its terms, except as the enforceability thereof may be (i) subject to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors rights generally, (ii) limited by general principles of equity (whether considered in a proceeding at law or in equity) and
                  (iii) limited by securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution.

                           (17) To the best knowledge of such counsel, there is
                  (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened to which the Company or Holdings is or may be a party or to which the business or property of the Company or Holdings is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction applicable to the Company or Holdings or any of its subsidiaries has been issued that, in the case of clauses (i), (ii) and (iii) above,
                  (a) is required to be disclosed in the Offering Memorandum and that is not so disclosed, (b) would interfere with or adversely affect the issuance of the Senior Notes or the Guarantees, or (c) might invalidate any provision or the validity of the Operative Documents, the Senior Notes or the Guarantees;

                           (18) To the best knowledge of such counsel, there is
                  no contract or document concerning the Company of a character required to be described in the Offering Memorandum that is not so described;

                           (19) To the best knowledge of such counsel, no holder
                  of any security of the Company, except as disclosed in the Offering Memorandum, has any right to require registration of any of the Company's securities by virtue of the execution of the Operative Documents, the issuance and sale of the Senior Notes by the Company or the transactions contemplated hereby and thereby, other than such rights as will be waived prior to the Closing Date;

                           (20) The statements under the captions "Description
                  of the Notes" and "Business--Legal Proceedings" in the Offering Memorandum, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are correct in all material respects;

                           (21) Neither the Company nor any subsidiary of the
                  Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                           (22) When the Senior Notes are issued and delivered
                  pursuant to this Agreement, such Senior Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                           (23) The Company (or any agent thereof acting on the
                  behalf of the Company) has not taken, and will not take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
                  Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect now or as the same may hereafter be in effect on the Closing Date;

                           (24) The Indenture is not required to be qualified
                  under the Trust Indenture Act prior to the first to occur of
                  (i) the Registered Exchange Offer and (ii) the effectiveness of the Shelf Registration Statement;

                           (25) No registration under the Act of the Senior
                  Notes is required for the sale of the Senior Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales as described in the Offering Memorandum (assuming (i) that the Eligible Purchasers who buy the Senior Notes in the Exempt Resales are QIBs or Accredited Institutions, (ii) the accuracy of, and compliance with, the representations of the Initial Purchasers and those of the Company contained in Sections 6 and 7 hereof, (iii) that none of the Eligible Purchasers is an affiliate of the Company and (iv) the accuracy of the representations made by each Accredited Institution who purchases Senior Notes pursuant to an Exempt Resale as set forth in the letters of representation executed by such Accredited Institutions in the form of Annex A to the Offering Memorandum).

                           (26) Each of the Preliminary Offering Memorandum and
                  the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date (except for the financial statements and the notes thereto and schedules and other financial, statistical and accounting date included therein, as to which no opinion need be expressed), complied as to form in all material respects with the requirements of Rule 144A of the Act.

                  In addition, such counsel shall state that it has participated in conferences with representatives of the Company, representatives of the Company's accountants, the Initial Purchasers' representatives and counsel for the Initial Purchasers, at which conferences the contents of the Offering Documents and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Documents (other than those that such counsel must opine on pursuant to Section 9(d)(20) of this Agreement), no facts have come to such counsel's attention which led it to believe that the Offering Memorandum, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and data and related notes, the financial statement schedules and other financial, statistical and accounting data included in the Offering Documents).

                  (e) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, in form and substance satisfactory to the Initial Purchasers, and the Company shall have provided Latham & Watkins such papers and information as it requests to enable it to pass upon the matters contained in such opinion.

                  (f) The Initial Purchasers shall have received letters from Coopers & Lybrand L.L.P., independent public accountants, on the date hereof and on the Closing Date, in form and substance satisfactory to the Initial Purchasers, with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (g) The Company shall have provided the Trustee and the Initial Purchasers copies the opinion of Murray, Devine & Company regarding the solvency of the Company and Holdings.

                  (h) The Company and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (i) The Company and the Initial Purchasers shall have entered into the Registration Rights Agreement, in the form attached hereto as Exhibit A, and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  (j) The Company shall have entered into the New Credit Facility and the Initial Purchasers shall have received copies thereof.

                  (k) The Company shall have fully performed or complied with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

                  (l) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 9 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

         10. EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

                  (a) This Agreement shall become effective at the time that the Company and the Initial Purchasers execute this Agreement. The Initial Purchasers may terminate this Agreement at any time prior to the Closing Date by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Offering Documents, any adverse change or development involving a prospective adverse change which would cause a Material Adverse Effect on the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in the Initial Purchasers' judgment, make it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Documents; (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, escalation, calamity, crisis or change on the financial markets of the United States or elsewhere would, in the Initial Purchasers' judgment, be material and adverse and make it impracticable to market the Senior Notes on the terms and in the manner contemplated in the Offering Documents; (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market Systems;
         (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Initial Purchasers' opinion causes or will cause a Material Adverse Effect; (v) the declaration of a banking moratorium by either federal or New York State authorities; or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Initial Purchasers' opinion has a material adverse effect on the financial markets in the United States.

                  (b) If on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Senior Notes which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Senior Notes that such defaulting Initial Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Senior Notes that all of the Initial Purchasers are obligated to purchase on such Closing Date, the non-defaulting Initial Purchasers shall be obligated to purchase the Senior Notes that such defaulting Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Senior Notes in an aggregate principal amount that exceeds 10% of such total principal amount of the Senior Notes and arrangements satisfactory to the other Initial Purchasers and the Company for the purchase of such Senior Notes are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company, except as otherwise provided in this
         Section 10. In any such case that does not result in termination of this Agreement, the Initial Purchasers or the Company may postpone the Closing Date for not longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Initial Purchaser from liability in respect of any default by any such Initial Purchaser under this Agreement.

                  (c) If this Agreement shall be terminated by the Initial Purchasers pursuant to clause (i) of paragraph (a) of this Section 10 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of counsel) reasonably incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(j) hereof.

         11. AGREEMENT OF THE INITIAL PURCHASERS.

         Each Initial Purchaser agrees, severally and not jointly, that, upon its receipt of any written notice from the Company of the existence of any fact or the happening of any event that requires the making of any additions to or changes in any offering memorandum, registration statement or prospectus, or amendment or supplement thereto, referred to in Section 5(e) hereof in order that such document will not contain any untrue statement of a material fact or omission to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date such document was delivered, not misleading, such Initial Purchaser shall forthwith discontinue disposition of the applicable Notes pursuant to such document until (i) such Initial Purchaser receives from the Company copies of an amended or supplemented document that the Company states in writing may be used by such Initial Purchaser or (ii) such Initial Purchaser is advised in writing by the Company that the use of such document may be resumed.


         12. MISCELLANEOUS.

                  (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Anchor Advanced Products, Incorporated, 1111 Northshore Drive, Suite N-600, Knoxville, TN 37919-4048, Attention: President & CEO, (ii) if to the Initial Purchasers, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
         Syndicate Department, and (iii) if to the Initial Purchasers pursuant to Section 11 hereof, (A) to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
         Syndicate Department & Compliance Department, (B) to CIBC Wood Gundy Securities Corp., 425 Lexington Ave., 3rd Floor, New York, NY 10017,
         Attention: Syndicate Department & Compliance Department and (C) to NationsBanc Capital Markets, Inc., NationsBanc Corporate Center, 7th Floor, Charlotte, NC 28255, Attention: Syndicate Department & Compliance Department or in any case to such other address as the person to be notified may have requested in writing.

                  (b) The respective indemnities, contribution agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any such person, (ii) acceptance of the Senior Notes and payment for them hereunder and (iii) termination of this Agreement.

                  (c) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantor, the Initial Purchasers, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Notes from any of the several Initial Purchasers merely because of such purchase.

                  (d) This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York without reference to its choice of law provisions.

                  (e) This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.


                                     * * * *

         Please confirm that the foregoing correctly sets forth the agreement between the Company, Holdings and the Initial Purchasers.

                                      Very truly yours,

                                      ANCHOR ADVANCED PRODUCTS, INC.


                                      By: /s/ John J. Nugent
                                          -------------------------------
                                          Name:  John J. Nugent
                                          Title: EVP & CFO

                                      ANCHOR HOLDINGS, INC.


                                      By: /s/ Robert T. Parkey
                                          -------------------------------
                                          Name:  Robert T. Parkey
                                          Title: EVP & Gen. Mgr. Medical/Dental



DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES CORP.
NATIONSBANC CAPITAL MARKETS, INC.

Acting on behalf of
  itself, CIBC Wood Gundy Securities Corp.
  and Nationsbanc Capital Markets, Inc.

By:    DONALDSON, LUFKIN & JENRETTE
       SECURITIES CORPORATION

       By: /s/ Craig Packer
           --------------------------------
           Name:  Craig Packer
           Title: Vice President

                                   SCHEDULE I



                                                              PRINCIPAL AMOUNT
                                                               OF SENIOR NOTES
INITIAL PURCHASERS                                             TO BE PURCHASED
------------------                                             ---------------

Donaldson, Lufkin & Jenrette
   Securities Corporation....................................       XX,000,000
CIBC Wood Gundy Securities Corp..............................       XX,000,000
Nationsbanc Capital Markets, Inc.............................       XX,000,000
                                                                  $XXX,000,000

                                    EXHIBIT A
                                    ---------

                         [Registration Rights Agreement]

               [See Exhibit 10.11 to this Registration Statement]